UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2017

SUMMIT HOTEL PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35074	27-2962512
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12600 Hill Country Boulevard, Suite R-100

Austin, Texas 78738
(Address of Principal Executive Offices) (Zip Code)

(512) 538-2300
(Registrants’ telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐                                    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As set forth under Item 5.07 of this Current Report on Form 8-K, on May 18, 2017, at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Summit Hotel Properties, Inc. (the “Company”), the Company’s stockholders approved a proposal to amend the Company’s Articles of Amendment and Restatement (the “Charter”) to repeal the Company’s election to be subject to Section 3-804(c) of the Maryland General Corporation Law (the “MGCL”).  Section 3-804(c) of the MGCL (“Section 3-804(c)”) requires that any vacancy on the board of directors be filled only by the majority vote of the remaining directors and for the remainder of the full term in which the vacancy occurred and until a successor is elected and qualifies.

Following approval by the stockholders of the proposal, on May 18, 2017 the Company filed with the State Department of Assessments and Taxation of Maryland (the “SDAT”) Articles of Amendment to the Charter (the “Amendment”) to amend the Charter in accordance with the proposal.  The Amendment deleted the provision of the Charter by which the Company had elected to be subject to Section 3-804(c).

On May 18, 2017, in connection with the Amendment, the Company also filed with the SDAT Articles Supplementary to the Charter (the “Supplement”), which states that the Board has resolved to prohibit the Company from electing to be subject to Section 3-804(c) and that such prohibition may not be repealed unless a proposal to repeal such prohibition with respect to such section is approved by the affirmative vote of at least a majority of the votes cast on the matter by stockholders of the Company entitled to vote generally in the election of directors of the Company.

As a result of filing the Amendment and the Supplement, and the Company’s previously disclosed opt-out of the other provisions of Title 3, Subtitle 8 of the MGCL, which is commonly referred to as the Maryland Unsolicited Takeovers Act (“MUTA”), the Board of Directors of the Company (the “Board”) may not elect to cause the Company to be subject to any of the provisions of MUTA unless it obtains stockholder approval to do so in the future as described above.

In connection with filing the Amendment and the Supplement, the Board approved amended and restated bylaws of the Company (as so amended and restated, the “Bylaws”) to make technical changes to Article III, Section 11 of the Bylaws, which sets forth the procedure for filling vacancies on the Board, to conform such Section 11 to the MGCL and the Charter, as amended by the Amendment and supplemented by the Supplement.  The sole paragraph of such Section 11 was changed as follows (deleted text is shown here struck through, and new text is shown here underlined):

Section 11.  Vacancies. If for any reason any or all of the directors cease to be directors, such event shall not terminate the ~~existence of the~~ Corporation or affect these Bylaws or the powers of the remaining directors hereunder.  Except as may be provided by the Board of Directors in setting the terms of any class or series of ~~preferred~~ stock of the Corporation, any vacancy on the Board of Directors for any cause other than an increase in the number of directors may be filled ~~only~~ by a majority of the remaining directors, even if ~~the remaining directors do not constitute a quorum.  Any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a~~ such majority is less than a quorum, any vacancy in the number of directors created by an increase in the number of directors may be filled by a majority of the entire Board of Directors and any individual so elected as director shall serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies.

The full text of the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The full text of the Supplement is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.  The Bylaws are filed as Exhibit 3.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 18, 2017, the Company held the Annual Meeting. There were 86,892,252 shares of common stock of the Company represented in person or by proxy at the meeting, constituting 92.62% of the outstanding shares of common stock on March 20, 2017, the record date for the Annual Meeting.

The matters voted upon at the Annual Meeting and the final results of such voting are set forth below:

Proposal 1: To elect five directors to the Company’s Board of Directors.

Name	For	Withheld	Broker Non-Votes
Daniel P. Hansen	80,025,967	1,339,880	5,526,405
Bjorn R. L. Hanson	61,851,486	19,514,361	5,526,405
Jeffrey W. Jones	80,386,345	979,502	5,526,405
Kenneth J. Kay	64,847,671	16,518,176	5,526,405
Thomas W. Storey	64,847,670	16,518,177	5,526,405

All of the director nominees were duly elected at the Annual Meeting. Each of the individuals named in the above table will serve as director until the Company’s 2018 annual meeting of stockholders and until his successor is duly elected and qualified.

Proposal 2: To ratify the appointment of Ernst & Young LLP.

For	Against	Abstain	Broker Non-Votes
86,538,195	67,634	286,423	—

At the Annual Meeting, stockholders ratified the appointment of Ernst & Young LLP as the Company’s registered public accounting firm for the fiscal year ending December 31, 2017.

Proposal 3: To approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
78,417,295	2,503,143	445,409	5,526,405

At the Annual Meeting, stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

Proposal 4: To approve a charter amendment to repeal the Company’s election to be subject to Section 3-804(c) of the Maryland General Corporation Law.

For	Against	Abstain	Broker Non-Votes
80,970,992	91,200	303,655	5,526,405

At the Annual Meeting, stockholders approved the amendment to the Charter to opt out of Section 3-804(c) of the MGCL.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Articles of Amendment to the Charter of the Company
3.2	Articles Supplementary to the Charter of the Company (prohibiting election under Section 3-804(c) of the MGCL without stockholder approval)
3.3	Second Amended and Restated Bylaws of the Company, effective as of May 18, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUMMIT HOTEL PROPERTIES, INC.

	By:	/s/ Christopher R. Eng
Christopher R. Eng
Executive Vice President, General Counsel,
Dated: May 19, 2017		Chief Risk Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles of Amendment to the Charter of the Company
3.2	Articles Supplementary to the Charter of the Company (prohibiting election under Section 3-804(c) of the MGCL without stockholder approval)
3.3	Second Amended and Restated Bylaws of the Company, effective as of May 18, 2017